UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

Supernova Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-165373	98-0628594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification Number)

65 Sunrise Hwy, Ste 1-276, Rockville Center, New York 11570

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(702) 839-4029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of Supernova Energy, Inc. dated September 15, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to correct an error in the address of the transfer agent of Item 8.01 of the Original Form 8-K. This Form 8-K/A amends and restates in its entirety Item 8.01 of the Original Form 8-K. No other changes were made to the Original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K.

Item 8.01 Other Events.

On September 9, 2015, the Company terminated the services of its transfer agent, Quicksilver Transfer Agent and appointed Action Stock Transfer as its new transfer agent.

The contact information for Action is:

Action Stock Transfer Corporation

2469 E. Fort Union Blvd., Suite 214

Salt Lake City, UT 84121

Telephone: (801) 274-1088

Fax: (801) 274-1099

Email: info@actionstocktransfer.com

Item	9.01 Financial Statements and Exhibits

Exhibits

No.	Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 14, 2015

Supernova Energy, Inc.

By: /s/ Kevin Malone
Kevin G. Malone, President, CEO, CFO

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EXHIBIT INDEX

No.	Exhibits

None

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